SEMI-ANNUAL REPORT

                             IAI FIXED INCOME FUND

                          IAI INSTITUTIONAL BOND FUND

                                  MAY 31, 1999




                                   [LOGO] IAI
                                  MUTUAL FUNDS

                               TABLE OF CONTENTS
                          IAI INSTITUTIONAL BOND FUND


                               SEMI-ANNUAL REPORT
                                  MAY 31, 1999
                                   (UNAUDITED)



               Letter to Shareholders .......................  2

               Fund Manager's Review ........................  4

               Fund Portfolio ...............................  6

               Notes to Fund Portfolio ...................... 12

               Statement of Assets and Liabilities .......... 13

               Statement of Operations ...................... 14

               Statements of Changes in Net Assets .......... 15

               Financial Highlights ......................... 16

               Notes to Financial Statements ................ 17

               Adviser, Custodian, Legal Counsel,
               Independent Auditors,
               Directors ..................... Inside Back Cover

                             LETTER TO SHAREHOLDERS
                           IAI INSTITUTIONAL BOND FUND


ECONOMIC MOMENTUM EXPECTED TO CONTINUE

A summary of economic outlook as provided by Larry Hill, IAI's Chief Fixed Income Officer, follows.

The U.S. economy continues to amaze most observers. The economic expansion is marching toward becoming the longest in post-war history and inflation continues to show modest increases. Demand, particularly from the consumer, has remained strong. Productivity gains and generally weak commodity prices have enabled that demand to be met without a significant rise in inflation. However, there is a debate within the financial community about future prospects. One group believes sustainable improvement in productivity growth allows the economy to grow faster without producing inflationary strains. Others believe a combination of good performance and good luck (weakness overseas and collapsing commodity prices) has contributed to the strong, low inflation growth.

These two views, sometimes referred to as the New Economy and the Old Economy, have very different economic policy implications. If the noninflationary growth rate of the economy is higher than in the past, monetary and fiscal policies need to adjust to the new reality. If luck has been the primary contributor to recent economic success, policies need to remain vigilant for the period when the luck runs out. The Federal Reserve's action at the end of June indicates they are taking a middle-of-the-road position. The modest 25 basis point increase in short-term rates and the shift to a neutral bias taps lightly on the monetary policy brakes. If continued evidence of rapid economic growth or a resurgence of inflation appears, they are likely to step harder on the brakes.

Bond market investors spent the majority of the first six months pushing interest rates higher. This in and of itself will slow economic growth as borrowing costs for business and consumers, particularly homeowners, moved higher. Equity valuations also paused as interest rates rose. However, following the Fed's modest move, stocks raced to new highs.

We expect the economy to cool from the torrid pace of late 1998 / early 1999. The positive influences of annual bonuses and tax refunds will wane. Mortgage rate increases are slowing refinancings and cooling the housing sector. Energy price increases seem to be holding and will also dampen the pace of growth. Continued excess global capacity, modest growth overseas, the strong dollar and stable to declining commodity prices will continue to keep a lid on inflation. The strong rise in the CPI in April now appears to have been an aberration as releases for both May and June showed no signs of a pickup in inflation. Of some concern is the emergence of discussions in Washington about what to do with the projected budgetary surpluses. Substantial tax cuts could help maintain high consumer demand and keep the pressure on the supply portion of the economy to meet that demand given the tight labor conditions.

                             LETTER TO SHAREHOLDERS
                           IAI INSTITUTIONAL BOND FUND


ECONOMIC MOMENTUM EXPECTED TO CONTINUE (CONT.)

Please read the Fund Manager's Review, which follows this letter, for a detailed perspective on Fund performance and our strategy going forward. We appreciate your continued trust and confidence in IAI. If there is any way we can serve you better, please let us know by calling our toll-free Investor Services Hotline at 1-800-945-3863.

                              FUND MANAGER'S REVIEW
                           IAI INSTITUTIONAL BOND FUND


IAI INSTITUTIONAL BOND FUND

[PHOTO]
LARRY R. HILL, CFA
IAI INSTITUTIONAL BOND
FUND MANAGER


HOW HAS THE FUND PERFORMED?

The Institutional Bond Fund declined (1.07)% for the first six months, (1.50)% for the year-to-date and has gained 1.97% over the past 12 months. This compares with returns for the Fund's peer group of Lehman Brothers Aggregate Bond Index (0.76)%, (1.05)% and 4.35%, respectively.


WERE THERE ANY SIGNIFICANT CHANGES?

During the first six months, there were no major changes to the investment strategy. The interest rate sensitivity of the Fund remains longer than the benchmark and sector weightings continue to emphasize the higher yielding Mortgage and Corporate sector.


CAN YOU POINT TO ANY SPECIFIC MARKET FACTORS THAT INFLUENCED THE FUND'S PERFORMANCE?

Interest rates experienced a steep rise during the first six months as continued strong economic activity led to the conclusion that inflationary pressures would re-emerge. This was fueled by an unexpectedly large increase in the CPI index for the month of April. Long Treasury bond rates increased from 5.5% in early April to nearly 6.2% a few days before quarter end. Expectations of a Federal Reserve rate increase materialized on the last day of the quarter but, the Fed surprised the market by shifting to a neutral bias. This led to a short lived rally in late June. Wider credit spreads and growing illiquidity plagued the bond market during this period.

     Mortgages performed well compared to the rest of the market.

WHAT IS YOUR OUTLOOK FOR THE FUND?

Actual economic reports support a continuation of strong economic growth with benign inflation. Following the April blip in the CPI, the May report showed no change in the level of core prices. In addition, stable labor costs, productivity advances and very weak commodity prices suggest that inflation will remain low for the foreseeable future.

     It is our belief that the economy will slow from the strong pace of the past six months. The slowdown will result from higher mortgage rates, higher oil prices and a falloff in tax refunds. Excess global capacity continues as our trading partners are growing at a modest rate (Europe) or still struggling (Japan and Latin America). The slowdown in economic growth toward a 3% annual rate and continued favorable inflation news should translate into declining interest rates as the perception of an overheating economy diminishes. The Fund's current long position will be maintained. Modest overweight positions in the spread sectors will also be maintained as the economy decelerates to a more market friendly rate of growth.

                              FUND MANAGER'S REVIEW
                           IAI INSTITUTIONAL BOND FUND


VALUE OF $2,000,000 INVESTMENT+

[PLOT POINTS CHART]

                IAI INSTITUTIONAL        LEHMAN BROTHERS
                    BOND FUND               AGGREGATE
               (INCEPTION 11/01/93)        BOND INDEX
               --------------------        ----------
                    2,000,000               2,000,000
Nov-93              1,969,914               1,982,986
Dec-93              1,983,107               1,993,734
Jan-94              2,023,572               2,020,653
Feb-94              1,969,973               1,985,548
Mar-94              1,913,071               1,936,697
Apr-94              1,901,464               1,921,133
May-94              1,888,717               1,920,864
Jun-94              1,874,629               1,916,619
Jul-94              1,902,248               1,954,689
Aug-94              1,907,954               1,957,114
Sep-94              1,891,546               1,928,310
Oct-94              1,891,924               1,926,592
Nov-94              1,885,303               1,922,313
Dec-94              1,898,877               1,935,586
Jan-95              1,922,613               1,973,891
Feb-95              1,965,872               2,020,823
Mar-95              2,001,847               2,033,220
Apr-95              2,032,475               2,061,620
May-95              2,084,100               2,141,399
Jun-95              2,085,559               2,157,100
Jul-95              2,087,853               2,152,283
Aug-95              2,096,831               2,178,259
Sep-95              2,112,557               2,199,451
Oct-95              2,135,795               2,228,055
Nov-95              2,167,191               2,261,442
Dec-95              2,196,882               2,293,179
Jan-96              2,209,185               2,308,408
Feb-96              2,170,082               2,268,284
Mar-96              2,155,976               2,252,517
Apr-96              2,142,394               2,239,849
May-96              2,133,396               2,235,299
Jun-96              2,156,223               2,265,252
Jul-96              2,160,320               2,271,389
Aug-96              2,156,863               2,267,507
Sep-96              2,200,863               2,306,962
Oct-96              2,266,889               2,358,177
Nov-96              2,328,322               2,398,501
Dec-96              2,298,287               2,376,200
Jan-97              2,312,766               2,383,476
Feb-97              2,317,623               2,389,406
Mar-97              2,287,725               2,362,929
Apr-97              2,314,034               2,398,300
May-97              2,334,860               2,420,971
Jun-97              2,365,914               2,449,705
Jul-97              2,427,664               2,515,767
Aug-97              2,416,254               2,494,307
Sep-97              2,450,082               2,531,093
Oct-97              2,457,432               2,587,812
Nov-97              2,467,753               2,579,636
Dec-97              2,493,665               2,605,691
Jan-98              2,527,828               2,639,044
Feb-98              2,533,136               2,636,932
Mar-98              2,543,776               2,645,898
Apr-98              2,559,801               2,659,657
May-98              2,583,854               2,684,923
Jun-98              2,605,568               2,707,745
Jul-98              2,619,117               2,713,432
Aug-98              2,616,236               2,757,660
Sep-98              2,657,311               2,822,190
Oct-98              2,618,780               2,807,232
Nov-98              2,663,037               2,823,233
Dec-98              2,674,755               2,831,703
Jan-99              2,667,861               2,851,808
Feb-99              2,628,997               2,801,901
Mar-99              2,854,235               2,817,312
Apr-99              2,664,587               2,826,327
May-99              2,634,477               2,801,456


AVERAGE ANNUAL RETURNS+
THROUGH 5/31/99
                                                                         Since
                                                                       Inception
                                     Six Months*   1 Year   5 Years    11/01/93
--------------------------------------------------------------------------------
IAI INSTITUTIONAL BOND FUND            (1.07)%      1.97%    6.88%       5.06%
--------------------------------------------------------------------------------
Lehman Brothers Aggregate Bond Index   (0.76)%      4.35%    7.85%       6.23%

+ PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.
* NOT ANNUALIZED.


SECTORS
% OF PORTFOLIO AS OF 5/31/99

[PIE CHART]

Corporate                                 33%
Asset-Backed                               5%
U.S. Government & Government Agency       20%
Preferred Stock                            1%
U.S. Government Agency Mortgage-Backed    31%
Short-Term                                10%


EFFECTIVE MATURITY
% OF PORTFOLIO AS OF 5/31/99

[BAR CHART]

YEARS
-----
0-3            13%
3-5            10%
5-10           25%
10-20          14%
20+            38%


NOTE TO FUND MANAGER'S REVIEW

PERFORMANCE DATA FOR THE IAI INSTITUTIONAL BOND FUND INCLUDES CHANGES IN SHARE PRICE AND REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAINS. PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. THE FUND'S INVESTMENT RETURN, YIELD AND PRINCIPAL MAY FLUCTUATE, SO THAT WHEN REDEEMED, SHARES MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. MORE COMPLETE INFORMATION ABOUT THE FUND, INCLUDING CHARGES AND EXPENSES, IS AVAILABLE IN THE PROSPECTUS. PLEASE READ THE FUND'S PROSPECTUS CAREFULLY BEFORE INVESTING. ALL INDICES CITED ARE UNMANAGED, AND ARE EITHER TRADEMARKS, REGISTERED TRADEMARKS OR COPYRIGHTS OF THEIR RESPECTIVE SPONSORING COMPANIES.


CREDIT RATING
% OF PORTFOLIO AS OF 5/31/99

U.S.
Government .........   57%
Aaa ................    5%
Aa .................    6%
A ..................    5%
Baa ................   14%
Non-Investment
Grade ..............   13%

                                 FUND PORTFOLIO
                           IAI INSTITUTIONAL BOND FUND


                                  MAY 31, 1999
                                   (UNAUDITED)
          (PERCENTAGE FIGURES INDICATE PERCENTAGE OF TOTAL NET ASSETS)

CORPORATE BONDS - 33.2%

                                                                       Principal        Market
                                            Rate        Maturity        Amount        Value (a)
------------------------------------------------------------------------------------------------
BROADCASTING - 2.2%
Radio Unica (STEP BOND) (g)                13.57%       08/01/06      $1,800,000      $1,044,000
------------------------------------------------------------------------------------------------
FINANCIAL - 8.4%
Ahold Finance (YANKEE) (e)                  6.88        05/01/29         310,000         293,204
Arcadia Financial                          11.50        03/15/07         200,000         169,000
Associates                                  5.50        02/15/04         235,000         225,927
Associates (Pass-Thru Asset Trust) (d)      6.45        09/15/00         450,000         451,824
Bear Stearns                                6.15        03/02/04         135,000         131,503
CIT Group                                   5.50        02/15/04         255,000         246,154
Ford Motor Credit                           5.80        01/12/09         410,000         381,698
Goldman Sachs                               6.65        05/15/09         270,000         266,627
Household Finance                           5.88        02/01/09         505,000         467,559
HSBC Americas                               6.63        03/01/09         350,000         339,826
Lehman Brothers                             6.63        02/05/06         565,000         543,094
Merrill Lynch                               6.00        02/17/09         240,000         225,314
Nationsbank                                 6.13        07/15/04         230,000         227,155
Toyota Motor Credit                         5.63        11/13/03         130,000         126,937
                                                                                      ----------
                                                                                       4,095,822
------------------------------------------------------------------------------------------------
INDUSTRIAL - 17.1%
Alberta Province (YANKEE) (e)               4.88        10/29/03         340,000         323,823
Biovail (d)                                10.88        11/15/05         150,000         153,000
Calpine                                     7.75        04/15/09         450,000         439,875
Entex Information Services (d)             12.50        08/01/06       1,150,000         805,000
Grove Holdings (STEP BOND) (g)             15.72        05/01/09         200,000          77,000
Integrated Electrical Services (d)          9.38        02/01/09         125,000         125,625
J. Seagram & Sons                           6.63        12/15/05         300,000         293,094
Just For Feet (d)                          11.00        05/01/09         250,000         200,000
Laidlaw (YANKEE) (e)                        7.65        05/15/06         475,000         464,291
Mack-Cali Realty                            7.25        03/15/09         255,000         246,618
Noble Drilling                              7.50        03/15/19         355,000         356,452
Owens Corning                               7.00        03/15/09         325,000         310,437
Petro-Canada (YANKEE) (e)                   7.00        11/15/28         400,000         376,360
Premier Graphics (d)                       11.50        12/01/05         225,000         220,500
Providian Capital I (d)                     9.53        02/01/27         475,000         464,975
Queen Sand Resources                       12.50        07/01/08         500,000         335,000
Republic Services                           7.13        05/15/09         400,000         397,249
Saks                                        7.25        12/01/04         250,000         250,941
Sonic Automotive Series B                  11.00        08/01/08         625,000         624,219
Speedway Motorsports (d)                    8.50        08/15/07         475,000         484,500


                    SEE ACCOMPANYING NOTES TO FUND PORTFOLIO.

                                 FUND PORTFOLIO
                           IAI INSTITUTIONAL BOND FUND


                                  MAY 31, 1999
                                   (UNAUDITED)
          (PERCENTAGE FIGURES INDICATE PERCENTAGE OF TOTAL NET ASSETS)

CORPORATE BONDS (CONT.)

                                                                       Principal        Market
                                            Rate        Maturity        Amount        Value (a)
------------------------------------------------------------------------------------------------
Styling Technology                         10.88%       07/01/08      $   75,000      $   72,000
Temple-Inland Series F                      6.75        03/01/09         270,000         257,499
Thermo Electron (d)                         4.25        01/01/03         220,000         196,625
Thermolase (d)                              4.38        08/05/04         225,000         185,062
Williams Companies                          6.50        08/01/06         625,000         606,636
                                                                                      ----------
                                                                                       8,266,781
------------------------------------------------------------------------------------------------
TELECOMMUNICATIONS - 3.4%
AT&T Capital Series F                       7.50        11/15/00         345,000         348,940
COVAD Comm Group (d)                       12.50        02/15/09         450,000         430,875
Global Crossing (PIK preferred) (f)        10.50        12/01/08           1,250(h)      137,500
Sprint Capital                              6.90        05/01/19         755,000         720,271
                                                                                      ----------
                                                                                       1,637,586
------------------------------------------------------------------------------------------------
UTILITIES - 2.1%
Calenergy                                   8.48        09/15/28         500,000         548,506
Enron                                       7.38        05/15/19         485,000         479,906
                                                                                      ----------
                                                                                       1,028,412
================================================================================================
TOTAL INVESTMENTS IN CORPORATE BONDS
(COST: $17,117,412)................................................................. $16,072,601
================================================================================================


                    SEE ACCOMPANYING NOTES TO FUND PORTFOLIO.

                                 FUND PORTFOLIO
                           IAI INSTITUTIONAL BOND FUND


                                  MAY 31, 1999
                                   (UNAUDITED)
          (PERCENTAGE FIGURES INDICATE PERCENTAGE OF TOTAL NET ASSETS)

U.S. GOVERNMENT & GOVERNMENT AGENCY OBLIGATIONS - 20.0%

                                                                       Principal        Market
                                            Rate        Maturity        Amount        Value (a)
------------------------------------------------------------------------------------------------
U.S. TREASURY NOTES - 7.9%
                                            4.63%       12/31/00      $  125,000      $  123,555
                                            5.38        02/15/01       1,000,000         999,063
                                            4.75        02/15/04       1,830,000       1,764,806
                                            6.50        05/15/05         210,000         217,416
                                            6.50        08/15/05         200,000         207,063
                                            6.63        05/15/07         180,000         189,112
                                            4.75        11/15/08         370,000         343,985
                                                                                      ----------
                                                                                       3,845,000
------------------------------------------------------------------------------------------------
U.S. TREASURY BONDS - 9.2%
                                           11.13        08/15/03         510,000         610,725
                                           12.38        05/15/04         840,000       1,075,463
                                            7.50        11/15/16       1,695,000       1,938,656
                                            6.38        08/15/27         500,000         520,781
                                            5.50        08/15/28         110,000         102,506
                                            5.25        11/15/28         255,000         230,536
                                                                                      ----------
                                                                                       4,478,667
------------------------------------------------------------------------------------------------
U.S. GOVERNMENT AGENCY OBLIGATIONS - 2.9%
Federal Home Loan Bank                      5.13        09/15/03         280,000         271,182
Fannie Mae                                  6.21        08/06/38       1,155,000       1,106,756
                                                                                      ----------
                                                                                       1,377,938
================================================================================================
TOTAL INVESTMENTS IN U.S. GOVERNMENT & GOVERNMENT AGENCY OBLIGATIONS
(COST: $10,039,310).................................................................. $9,701,605
================================================================================================


                    SEE ACCOMPANYING NOTES TO FUND PORTFOLIO.

                                 FUND PORTFOLIO
                           IAI INSTITUTIONAL BOND FUND


                                  MAY 31, 1999
                                   (UNAUDITED)
          (PERCENTAGE FIGURES INDICATE PERCENTAGE OF TOTAL NET ASSETS)

U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES - 31.2%

                                                                       Principal        Market
                                            Rate        Maturity        Amount        Value (a)
------------------------------------------------------------------------------------------------
FEDERAL HOME LOAN MORTGAGE CORPORATION GOLD - 14.5%
                                            6.00%       04/01/11      $1,310,070      $1,284,008
                                            6.00        12/01/13         138,719         135,594
                                            6.50        06/01/14       1,000,000(b)      996,875
                                            6.00        01/01/29         268,744         255,746
                                            6.00        04/01/29         294,738         280,406
                                            6.50        05/01/29       4,147,147       4,057,563
                                                                                      ----------
                                                                                       7,010,192
------------------------------------------------------------------------------------------------
FEDERAL NATIONAL MORTGAGE ASSOCIATION - 8.4%
                                            6.50        03/01/13         473,817         472,245
                                            6.00        11/01/13          77,883          76,027
                                            7.50        04/01/28         489,919         500,556
                                            7.00        05/01/28       1,248,904       1,251,002
                                            7.50        05/01/28         490,646         501,299
                                            7.00        08/01/28         379,418         379,898
                                            6.00        10/01/28         961,957         914,517
                                                                                      ----------
                                                                                       4,095,544
------------------------------------------------------------------------------------------------
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION - 8.3%
                                            7.00        01/15/08         176,681         180,918
                                            9.00        11/15/17         413,096         444,941
                                            8.00        12/15/23         826,244         859,822
                                            7.50        12/15/27         810,938         829,772
                                            7.00        02/15/28         512,152         513,009
                                            7.00        01/15/29       1,171,155       1,172,745
                                                                                      ----------
                                                                                       4,001,207
================================================================================================
TOTAL INVESTMENTS IN U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES
(COST: $15,263,220)................................................................. $15,106,943
================================================================================================


                    SEE ACCOMPANYING NOTES TO FUND PORTFOLIO.

                                 FUND PORTFOLIO
                           IAI INSTITUTIONAL BOND FUND

                                  MAY 31, 1999
                                   (UNAUDITED)
          (PERCENTAGE FIGURES INDICATE PERCENTAGE OF TOTAL NET ASSETS)

ASSET-BACKED SECURITIES - 4.8%

                                                                              Principal      Market
                                                     Rate        Maturity       Amount      Value (a)
-----------------------------------------------------------------------------------------------------
AUTO LOANS - 0.4%
Arcadia Automobile Receivables                       5.94%       08/15/03      $175,000     $  174,249
-----------------------------------------------------------------------------------------------------
COMMERCIAL MORTGAGES - 2.0%
Morgan Stanley Capital I, 1998-XL1, Class A3         6.48        06/03/30       485,000        475,339
Morgan Stanley Capital I, 1998-HF2, Class A2         6.48        11/15/30       485,000        477,327
                                                                                            ----------
                                                                                               952,666
------------------------------------------------------------------------------------------------------
HOME EQUITY - 2.4%
EQCC Home Equity Loan Trust, 1998-2, Class A6F       6.16        04/15/08       595,000        586,307
Residential Asset Securities, 1999-KS1, Class AI3    6.11        05/25/25       605,000        597,637
                                                                                            ----------
                                                                                             1,183,944
======================================================================================================
TOTAL INVESTMENTS IN ASSET-BACKED SECURITIES
(COST: $2,344,743)......................................................................... $2,310,859
======================================================================================================

NON-CONVERTIBLE PREFERRED STOCK - 1.4%

                                                                                              Market
                                                                     Rate       Quantity    Value (a)
------------------------------------------------------------------------------------------------------
FINANCIAL - 1.4%
SI Financing Trust I                                                 9.50%       26,500       $707,219
======================================================================================================
TOTAL INVESTMENTS IN NON-CONVERTIBLE PREFERRED STOCK
(COST: $684,031)............................................................................. $707,219
======================================================================================================
TOTAL INVESTMENTS IN LONG-TERM SECURITIES
(COST: $45,448,716)....................................................................... $43,899,227
======================================================================================================


                    SEE ACCOMPANYING NOTES TO FUND PORTFOLIO.

                                 FUND PORTFOLIO
                           IAI INSTITUTIONAL BOND FUND


                                  MAY 31, 1999
                                   (UNAUDITED)
          (PERCENTAGE FIGURES INDICATE PERCENTAGE OF TOTAL NET ASSETS)

SHORT-TERM SECURITIES - 10.8%

                                                                       Principal        Market
                                            Rate        Maturity        Amount        Value (a)
------------------------------------------------------------------------------------------------
DEMAND NOTES - 3.5%
General Mills (Food)                        4.52%                     $  175,000(i)   $  175,000
Pitney Bowes (Technology)                   4.52                         250,000(i)      250,000
Sara Lee (Food)                             4.52                         375,000(i)      375,000
Warner Lambert (Pharmaceuticals)            4.52                         200,000(i)      200,000
Wisconsin Electric (Utilities)              4.52                         673,714         673,714
                                                                                      ----------
                                                                                       1,673,714
------------------------------------------------------------------------------------------------
COMMERCIAL PAPER - 7.0%
General Electric Capital Corp. (Financial
 Services)                                  4.82        06/21/99       1,000,000(i)      996,920
Warner Lambert (Pharmaceuticals)            4.90        06/01/99       2,400,000(i)    2,399,020
                                                                                      ----------
                                                                                       3,395,940
------------------------------------------------------------------------------------------------
OTHER SECURITIES - 0.1%
Firstar Institutional Money Market          4.19                          73,488          73,488
------------------------------------------------------------------------------------------------
U.S. TREASURY BILL - 0.2%
                                            4.64        10/21/99          90,000(c)       88,317
================================================================================================
TOTAL INVESTMENTS IN SHORT-TERM SECURITIES
(COST: $5,231,534)................................................................... $5,231,459
================================================================================================
TOTAL INVESTMENTS IN SECURITIES
(COST: $50,680,250) (j)............................................................. $49,130,686
================================================================================================
LIABILITIES LESS OTHER ASSETS - (1.4)%............................................... $(663,987)
================================================================================================
TOTAL NET ASSETS.................................................................... $48,466,699
================================================================================================


                    SEE ACCOMPANYING NOTES TO FUND PORTFOLIO.

                             NOTES TO FUND PORTFOLIO
                           IAI INSTITUTIONAL BOND FUND


                                  MAY 31, 1999
                                   (UNAUDITED)


                                       (a)

Market value of securities is determined as described in Note 1 to the financial statements, under "Security Valuation."

                                       (b)

Purchased on a when-issued basis. At May 31, 1999, the total cost of securities purchased on a when-issued basis was $1,001,875. Collateral for the security purchased on a when-issued basis has been secured by Government National Mortgage Association, 7.00%, maturing January 25, 2029, valued at $1,172,745.

                                       (c)

Security is pledged to cover initial margin on open futures contracts (see Note 5 to financial statements).

                                       (d)

Represents security sold within terms of a private placement memorandum exempt from registration under Section 144A of the Securities Act of 1933. These issues may only be sold to other qualified institutional buyers, and are considered liquid under guidelines established by the Board of Directors. The market value of such securities was $3,717,986 (7.7% of net assets) at May 31, 1999.

                                       (e)

Yankee represents dollar-denominated bonds issued in the United States by foreign banks and corporations.

                                       (f)

The interest rate shown for Payment-in-Kind securities (PIK securities) represents effective yield at May 31, 1999. PIK-Payment-in-Kind income is generally paid by issuing additional par or shares of the security rather than paying cash.

                                       (g)

A step bond is a security that remains zero-coupon until a predetermined date at which time the stated coupon rate becomes payable at regular intervals. The interest rate shown for step bonds represents the effective yield at May 31, 1999, based upon the estimated timing and amount of future interest and principal payments.

                                       (h)

Represents a preferred security. Quantity is disclosed in units. One unit represents 100 par.

                                       (i)

All or a portion of the principal amount has been committed as collateral for the market value of open futures contracts.

                                       (j)

At May 31, 1999, the cost of securities for federal income tax purposes and the aggregate gross unrealized appreciation and depreciation based on that cost were as follows:

 Cost for federal income tax purposes ..........................   $ 50,717,007
                                                                   ============

 Gross unrealized appreciation .................................   $     80,133

 Gross unrealized depreciation .................................   $ (1,666,454)
                                                                   ------------

 Net unrealized depreciation ...................................   $ (1,586,321)
                                                                   ============

                       STATEMENT OF ASSETS AND LIABILITIES
                           IAI INSTITUTIONAL BOND FUND

                                 MAY 31, 1999
                                  (UNAUDITED)

----------------------------------------------------------------------------------------------
ASSETS
Investments in securities, at market (cost: $50,680,250)                          $ 49,130,686
Cash                                                                                   317,960
Receivable for investment securities sold                                              497,391
Accrued interest receivable                                                            497,180
Variation margin receivable                                                              4,875
                                                                                  ------------
   TOTAL ASSETS                                                                     50,448,092
                                                                                  ------------

LIABILITIES
Accrued management fee                                                                  15,605
Payable for investment securities purchased                                            963,913
Payable for investment securities purchased on a
 when-issued basis                                                                   1,001,875
                                                                                  ------------
   TOTAL LIABILITIES                                                                 1,981,393
                                                                                  ------------
   NET ASSETS                                                                     $ 48,466,699
                                                                                  ============

NET ASSETS REPRESENTED BY:
Capital stock                                                                       50,542,035
Undistributed net investment income                                                     44,442
Accumulated net realized gains (losses) on investments                                (493,265)
Unrealized appreciation (depreciation) on:
 Investment securities                                          $ (1,549,564)
 Futures contracts                                                   (76,949)       (1,626,513)
                                                                ------------      ------------

   NET ASSETS                                                                     $ 48,466,699
                                                                                  ============
Shares of capital stock outstanding; authorized 10 billion
 shares of $0.01 par value stock                                                     5,532,942
                                                                                  ------------
   NET ASSET VALUE PER SHARE OF OUTSTANDING CAPITAL STOCK                         $       8.76
                                                                                  ============


                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                             STATEMENT OF OPERATIONS
                           IAI INSTITUTIONAL BOND FUND


                          SIX MONTHS ENDED MAY 31, 1999
                                   (UNAUDITED)

---------------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME
INCOME:
 Interest                                                                                                $  1,744,657
 Dividends                                                                                                     57,297
                                                                                                         ------------
   TOTAL INCOME                                                                                             1,801,954
                                                                                                         ------------
EXPENSES:
 Management fees                                                                                              119,976
 Compensation of Directors                                                                                      7,012
                                                                                                         ------------
   TOTAL EXPENSES                                                                                             126,988
 Less fees reimbursed by Advisers                                                                              (7,012)
                                                                                                         ------------
   NET EXPENSES                                                                                               119,976
                                                                                                         ------------
   NET INVESTMENT INCOME                                                                                    1,681,978
                                                                                                         ------------

NET REALIZED AND UNREALIZED GAINS (LOSSES)
 Net realized gains (losses) on:
   Investment securities                                                               $   (387,838)
   Futures contracts                                                                       (143,614)
   Foreign currency transactions                                                             38,914
                                                                                       ------------
   Net realized gain (loss)                                                                                  (492,538)
 Net change in unrealized appreciation or  depreciation on:
   Investment securities                                                               $ (1,670,804)
   Foreign currency transactions                                                              4,689
   Futures contracts                                                                        (49,805)
                                                                                       ------------
                                                                                                           (1,715,920)
                                                                                                         ------------
    NET LOSS ON INVESTMENTS, FUTURES CONTRACTS AND FOREIGN CURRENCY TRANSACTIONS                           (2,208,458)
                                                                                                         ------------
    NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS                                                 $   (526,480)
                                                                                                         ============


                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                       STATEMENTS OF CHANGES IN NET ASSETS
                           IAI INSTITUTIONAL BOND FUND

                                                            Six months ended
                                                               May 31, 1999        Year ended
                                                               (unaudited)      November 30, 1998
-------------------------------------------------------------------------------------------------
OPERATIONS
 Net investment income                                        $  1,681,978        $   5,035,795
 Net realized gains (losses)                                      (492,538)           2,075,932
 Net change in unrealized appreciation or depreciation          (1,715,920)            (537,061)
                                                              ------------        -------------
   NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
    OPERATIONS                                                    (526,480)           6,574,666
                                                              ------------        -------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
 Capital gains                                                  (2,032,878)                  --
 Net investment income                                          (1,899,270)          (5,187,365)
                                                              ------------        -------------
   TOTAL DISTRIBUTIONS                                          (3,932,148)          (5,187,365)
                                                              ------------        -------------

CAPITAL SHARE TRANSACTIONS
 Net proceeds from sale of 487,155 and 1,348,084 shares          4,442,474           12,829,367
 Net asset value of 434,126 and 542,957 shares issued in
  reinvestment of distributions                                  3,928,899            5,179,038
 Cost of 518,637 and 8,175,947 shares redeemed                  (4,741,643)         (78,467,061)
                                                              ------------        -------------
   INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL SHARES
    TRANSACTIONS                                                 3,629,730          (60,458,656)
                                                              ------------        -------------
   TOTAL DECREASE IN NET ASSETS                                   (828,898)         (59,071,355)
NET ASSETS AT BEGINNING OF PERIOD                               49,295,597          108,366,952
                                                              ------------        -------------
NET ASSETS AT END OF PERIOD                                   $ 48,466,699        $  49,295,597
                                                              ------------        -------------
 INCLUDING UNDISTRIBUTED NET INVESTMENT INCOME OF:            $     44,442        $     261,734
                                                              ============        =============


                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                             FINANCIAL HIGHLIGHTS
                          IAI INSTITUTIONAL BOND FUND

 PER SHARE DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD
            AND SELECTED INFORMATION FOR EACH PERIOD ARE AS FOLLOWS:

                                                                     Years ended
                              Six months ended                       November 30,                         Period from
                                May 31, 1999      --------------------------------------------------   April 1, 1994 to
                                (unaudited)         1998          1997          1996          1995    November 30, 1994+
-------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
 Beginning of period              $   9.61        $   9.49      $   9.54      $   9.50      $   8.85       $   9.36
                                  --------        --------      --------      --------      --------       --------

OPERATIONS
 Net investment income                0.31            0.64          0.58          0.63          0.62           0.38
 Net realized and unrealized
  gains (losses)                     (0.41)           0.09         (0.04)         0.04          0.66          (0.51)
                                  --------        --------      --------      --------      --------       --------
   TOTAL FROM OPERATIONS             (0.10)           0.73          0.54          0.67          1.28          (0.13)
                                  --------        --------      --------      --------      --------       --------

DISTRIBUTIONS TO
SHAREHOLDERS FROM:
 Capital gains                       (0.40)             --            --            --            --             --
 Net investment income               (0.35)          (0.61)        (0.59)        (0.63)        (0.63)         (0.38)
                                  --------        --------      --------      --------      --------       --------
   TOTAL DISTRIBUTIONS               (0.75)          (0.61)        (0.59)        (0.63)        (0.63)         (0.38)
                                  --------        --------      --------      --------      --------       --------

NET ASSET VALUE
 End of period                    $   8.76        $   9.61      $   9.49      $   9.54      $   9.50       $   8.85
                                  ========        ========      ========      ========      ========       ========
   Total investment return*          (1.07)%          7.92%         5.97%         7.44%        14.95%         (1.44)%
 Net assets at end of period
  (000's omitted)                 $ 48,467        $ 49,296      $108,367      $ 97,085      $101,429       $ 73,724

RATIOS
 Expenses to average daily net
  assets                              0.50%**         0.50%         0.50%         0.50%         0.50%          0.50%**
 Net investment income to
  average daily net assets            6.90%**         6.24%         6.19%         6.75%         6.76%          6.42%**
 Portfolio turnover rate
  (excluding short-term
  securities)                        111.9%          333.3%        511.0%        323.0%        358.8%         235.1%


 *TOTAL INVESTMENT RETURN IS BASED ON THE CHANGE IN NET ASSET VALUE OF A SHARE
  DURING THE PERIOD AND ASSUMES REINVESTMENT OF ALL DISTRIBUTIONS AT NET ASSET VALUE.

**ANNUALIZED

 +REFLECTS FISCAL YEAR-END CHANGE FROM MARCH 31 TO NOVEMBER 30.


                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                          NOTES TO FINANCIAL STATEMENTS
                           IAI INSTITUTIONAL BOND FUND


                                  MAY 31, 1999
                                   (UNAUDITED)

[1] SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The IAI Mutual Funds are registered under the Investment Company Act of 1940 (as amended) as diversified, open-end management investment companies. IAI Institutional Bond Fund (Institutional Bond Fund) is a separate portfolio of IAI Investment Funds I, Inc. The Fund's primary investment objective is to provide shareholders with a high level of total return derived from a combination of capital appreciation and current income. The Fund pursues its objective by investing primarily in a diversified portfolio of U.S. Government securities and investment- and non-investment-grade bonds and other debt securities of similar quality. This report covers only Institutional Bond Fund (the Fund).

Significant accounting policies followed by the Fund are summarized below:

SECURITY VALUATION

Investments in securities traded on national or international securities exchanges are valued at the last reported sales price at the close of each business day. Securities traded on the over-the-counter market are valued at the last reported sales price or if the last sales price is not available, the last reported bid price. Such valuations are obtained from pricing services or are supplied by dealers.

Debt securities for which quotations are not readily available are valued primarily using dealer-supplied valuations or at their fair value as determined in good faith using consistently applied procedures under the general supervision of the Board of Directors.

Short-term securities with maturities of 60 days or less from the date of initial acquisition are valued at amortized cost. Those with maturities greater than 60 days from the date of initial acquisition are marked-to-market on a daily basis.

SECURITIES PURCHASED ON A WHEN-ISSUED BASIS

Delivery and payment for securities which have been purchased by the Fund on a forward commitment or when-issued basis may occur a month or more after the transaction date. During this period, such securities are subject to market fluctuations and the Fund maintains, in a segregated account, assets with a market value equal to the amount of its purchase commitments.

FUTURES AND OPTIONS CONTRACTS

In order to increase exposure to and hedge against changes in the market, the Fund may buy and sell futures contracts and options. The risks of entering into futures and option contracts include the possibility that changes in the value of these contracts may not correlate with changes in the underlying security.

Futures contracts are valued at the settlement price of the exchange on which they are traded. Upon entering into a futures contract, the Fund is required to deposit either cash or securities into a segregated account, representing the initial margin, equal to a certain percentage of the contract value. Subsequent changes in the value of the contract, or variation margin, are recorded daily as unrealized gains or losses. The variation margin is paid or received in cash daily by the Fund. The Fund realizes a gain or loss when the contract is closed or expires.

Options traded on an exchange are valued using the last sale price, and those traded over-the-counter are valued using dealer-supplied valuations, resulting in unrealized appreciation or depreciation being recorded. The Fund will realized a gain or loss upon expiration or closing of the option transaction. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchase put or call option is adjusted by the amount of premium received or paid.

FOREIGN CURRENCY TRANSLATIONS AND FOREIGN CURRENCY CONTRACTS

The Fund may invest in foreign securities. The market value of securities and other assets and liabilities denominated in foreign currencies is translated daily into U.S. dollars at the closing rate of exchange. Purchases

                         NOTES TO FINANCIAL STATEMENTS
                          IAI INSTITUTIONAL BOND FUND


                                 MAY 31, 1999
                                  (UNAUDITED)

[1] SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONT.)

and sales of securities, income and expenses are translated at the exchange rate on the transaction date and are recorded in realized and unrealized appreciation or depreciation on foreign currency transactions.

Exchange gains and losses may also be realized between the trade and settlement dates on security and foreign currency contract transactions. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

The Fund may enter into forward foreign currency exchange contracts for operational purposes and to protect against adverse exchange rate fluctuations. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates from an independent pricing service. The Fund is subject to the credit risk that the other party will not complete the obligations of the contract.

FEDERAL TAXES

Since it is the Fund's policy to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all taxable income to its shareholders, no provision for income taxes is required. In order to avoid the payment of any federal excise taxes, the Fund is required to distribute substantially all of its net investment income and net realized gains on a calendar year basis.

Net investment income and net realized gains may differ for financial statement and tax purposes primarily because of recognition of certain foreign currency gains and losses as ordinary income and deferral of "wash sale" losses for tax purposes. The character of distributions made during the year from net investment income or net realized gains may also differ from its ultimate characterization for tax purposes.

SECURITY TRANSACTIONS AND INVESTMENT INCOME

The Fund records security transactions on trade date, the date the securities are purchased or sold. Dividend income is recorded on the ex-dividend date. Interest income is accrued daily. The Fund amortizes discount purchased on long-term bonds using the level yield method of amortization. Security gains and losses are determined on the basis of identified cost, which is the same basis used for federal income tax purposes.

DISTRIBUTIONS TO SHAREHOLDERS

Distributions to shareholders are recorded on the record date. Distributions from the net investment income are made monthly. Capital gains, if any, are primarily distributed at the end of the calendar year. Additional capital gains distributions as needed to comply with federal tax regulations are distributed during the year.

USE OF ESTIMATES

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts in the financial statements. Actual results could differ from those estimates.

[2] COMMITMENTS AND CONTINGENCIES

INSURANCE

For purposes of obtaining certain types of insurance coverage for the Fund and its officers and directors, the Fund is a policyholder in an industry-sponsored mutual insurance company (the Company). In connection with its obligation as a policyholder, the Fund is committed to make future capital contributions, if requested by the Company.

                          NOTES TO FINANCIAL STATEMENTS
                           IAI INSTITUTIONAL BOND FUND


                                  MAY 31, 1999
                                   (UNAUDITED)

[2] COMMITMENTS AND CONTINGENCIES (CONT.)

LINE OF CREDIT

The Fund had available a $9,000,000 line of credit with a bank at the prime interest rate. To the extent funds were drawn against the line, securities were held in a segregated account. No compensating balances or commitment fees were required under the line of credit. During the six months ended May 31, 1999, the Fund paid $3.67, in interest on the line of credit at the average rate of 7.75%. This interest is included in interest income on the Statement of Operations. There were no borrowings outstanding at May 31, 1999.

[3] FEES AND EXPENSES

Under the terms of the Fund's Management Agreement, Investment Advisers, Inc. (Advisers) is required to pay for all expenses of the Fund, except certain costs (primarily those incurred in the purchase and sales of assets, taxes, interest and extraordinary expenses), in return for the Fund paying an all inclusive management fee (unified fee) to the Advisers. The fee is equal to an annual rate of 0.50% of average daily net assets. This fee is paid monthly. The Management Agreement further provides that Advisers will either reimburse the Fund for the fees and expenses it pays to Directors who are not "interested persons" of the Fund or reduce its fee by an equivalent amount.

[4] PURCHASE AND SALES OF SECURITIES

For the six months ended May 31, 1999, purchases of securities and sales proceeds, other than investments in short-term securities, for the Fund were as follows:

                     U.S. GOVERNMENT          OTHER
                     ---------------       ----------
Purchases              28,167,001          23,785,206
Sales                  30,815,607          22,052,868


[5] OPEN FUTURES CONTRACTS

The financial futures contracts shown below were open as of May 31, 1999. The market value of securities deposited to cover initial margin requirements for the open positions at six months ended May 31, 1999 was $88,317. The unrealized depreciation on these contracts is included in unrealized appreciation or depreciation on investment securities.


FUTURES

                           Number
                             of                                             Market        Unrealized
         Type            Contracts     Expiration Month     Position        Value        Depreciation
------------------------------------------------------------------------------------------------------
U.S. Treasury Bond           15           June 1999           Long       $1,768,594        $51,206
U.S. Treasury Bond            4        September 1999         Long       $  469,875        $ 4,030
U.S. Treasury Notes          20        September 1999         Long       $2,230,625        $21,712

                               INVESTMENT ADVISER
                                   AND MANAGER
                            Investment Advisers, Inc.
                                  P.O. Box 357
                         Minneapolis, MN 55440-0357 USA
                                  800.945.3863
                             http://www.iaifunds.com


                                    CUSTODIAN
                          Firstar Bank Milwaukee, N.A.
                                  P.O. Box 510
                            Milwaukee, WI 53201-0510


                                  LEGAL COUNSEL
                              Dorsey & Whitney LLP
                             220 South Sixth Street
                              Minneapolis, MN 55402


                              INDEPENDENT AUDITORS
                                    KPMG LLP
                               4200 Norwest Center
                              Minneapolis, MN 55402


                                    DIRECTORS
                                 Madeline Betsch
                               W. William Hodgson
                                 George R. Long
                                J. Peter Thompson
                               Charles H. Withers

                                   [LOGO] IAI
                                  MUTUAL FUNDS


                     P.O. Box 701, Milwaukee, WI 53201-0701

                                  800.945.3863